July 19, 2011

DREYFUS INTERNATIONAL FUNDS, INC.
-DREYFUS EMERGING MARKETS FUND

Supplement to Prospectus
dated October 1, 2010

     The following information supersedes and replaces any contrary information contained in the sections of the fund’s Prospectus entitled “Fund Summary – Portfolio Management” and “Fund Details-Management”:

     Investment decisions for the fund are made by a team of portfolio managers. The team members are D. Kirk Henry, the lead portfolio manager, Carolyn Kedersha,Warren Skillman and Clifford Smith.The team has managed the fund since June 2011. Mr. Henry has been the primary or lead portfolio manager of the fund since June 1996 and is a senior managing director and senior portfolio manager at The Boston Company Asset Management Company LLC (TBCAM), an affiliate of The Dreyfus Corporation (Dreyfus), where he has been employed since 1994. He has been a dual employee ofTBCAM and Dreyfus since 1996. Ms. Kedersha has been a portfolio manager of the fund since September 2002 and is a managing director and senior portfolio manager onTBCAM’s Non-U.S.ValueTeam, where she has been employed since 1988. Ms. Kedersha has been a dual employee of TBCAM and Dreyfus since 1994. Mr. Skillman has been a portfolio manager of the fund since December 2007 and is a managing director and senior portfolio manager on TBCAM’s Non-U.S.Value Team where he has been employed since July 2005. He has been a dual employee of TBCAM and Dreyfus since December 2007. Mr. Smith has been a portfolio manager of the fund since March 2002 and is a senior portfolio manager and director of research on TBCAM’s Non-U.S. Value Team since May 1998. Mr. Smith has been a dual employee of TBCAM and Dreyfus since July 2000.

0327S0711

 July 19, 2011

DREYFUS INTERNATIONAL FUNDS, INC.

-DREYFUS EMERING MARKETS FUND

Supplement to Statement of Additional Information

Dated October 1, 2010

The following information supersedes and replaces any contrary information pertaining to the Dreyfus Emerging Markets Fund contained in Part I of the Statement of Additional Information (the “SAI”) entitled “Certain Portfolio Manager Information”:

 D. Kirk Henry, Carolyn Kedersha, Warren Skillman and Cliff Smith serve as the Fund’s portfolio managers.

Ms. Kedersha and Messrs. Henry, Skillman and Smith are employed by The Dreyfus Corporation (“Dreyfus”) and The Boston Company Asset Management, LLC (“TBCAM”).  TBCAM is an affiliate of Dreyfus.

The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of March 31, 2011:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
D. Kirk Henry	15	$5.15Billion	101	$4.45Billion	20*	$4.57Billion
Carolyn Kedersha	1	$38.5Million	1	$14.6Million	1	$50.7Million
Warren Skillman	0	$0	0	$0	0	$0
Clifford A. Smith	1	$324.7Million	0	$0	8	$481.2Million

* One of the other accounts managed (approximately $146 million in assets) are subject to a performance-based advisory fee.

 None of the accounts, except as otherwise noted, are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows, as of March 31, 2011:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Dreyfus Emerging Markets Fund
D. Kirk Henry	$10,001-$50,000
Carolyn Kedersha	$0
Warren Skillman	$0
Clifford A. Smith	$10,001-$50,000